File No. 33-58755
CIK #896976


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 2


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



     Van Kampen American Capital Equity Opportunity Trust, Series 14
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


Van Kampen American Capital Distributors, Inc. Chapman and Cutler
Attention:  Don G. Powell                      Attention: Mark J. Kneedy
One Parkview Plaza                             111 West Monroe Street
Oakbrook Terrace, Illinois 60181               Chicago, Illinois 60603

            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on April 24, 1997 pursuant to paragraph (b) of Rule 485.

VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14

Govett Smaller Companies Fund and Treasury Trust, Series 1

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.Please retain both parts of this Prospectus for future reference.

THE TRUST

 The Van Kampen American Capital Equity Opportunity Trust, Series 14 (the " Fund" ) is comprised of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1 (the "Trust" or "Govett Smaller
Companies Fund and Treasury Trust" ). The Govett Smaller Companies Fund and Treasury Trust offers investors the opportunity to purchase Units representing proportionate interests in "zero coupon" U.S. Treasury obligations and shares of Govett Smaller Companies Fund (the "Fund" or "Fund
Shares" ). The Fund is an open-end management investment company, commonly known as a mutual fund. Unless terminated earlier, each Trust will terminate on August 15, 2007 and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

PUBLIC OFFERING PRICE

The Public Offering Price per Unit of the Trust is equal to the net asset value of the Fund Shares plus the aggregate bid price of the Treasury Obligations in the secondary market plus or minus cash, if any, in the Capital and Income Accounts, divided by the number of Units outstanding, plus the applicable sales charge. See "Summary of Essential Financial
Information."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is April 16, 1997

Van Kampen American Capital

VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST, SERIES 14
Govett Smaller Companies Fund and Treasury Trust, Series 1
Summary of Essential Financial Information
As of March 5, 1997

  Sponsor:  Van Kampen American Capital Distributors, Inc.
Evaluator:  American Portfolio Evaluation Services
            (A division of an affiliate of the Sponsor)
  Trustee:  The Bank of New York

                                                                                                      Govett
                                                                                                      Smaller
                                                                                                      Companies
                                                                                                      Fund and
                                                                                                      Treasury
                                                                                                      Trust
                                                                                                      -------------
General Information
Aggregate Maturity Value of Treasury Obligations..................................................... $   2,200,000
Aggregate Number of Shares of Govett Smaller Companies Fund .........................................       179,989
Number of Units......................................................................................       571,045
Fractional Undivided Interest in Trust per Unit......................................................     1/571,045
Public Offering Price:
 Aggregate Value of Securities in Portfolio <F1>..................................................... $   5,474,490
 Aggregate Value Securities per Unit (including accumulated dividends)............................... $        9.56
 Sales charge 4.6% (4.822% of Aggregate Value of Securities excluding principal cash per Unit)<F3>... $         .47
 Public Offering Price per Unit <F2><F3>............................................................. $       10.03
Redemption Price per Unit............................................................................ $        9.56
Secondary Market Repurchase Price per Unit........................................................... $        9.56
Excess of Public Offering Price per Unit over Redemption Price per Unit.............................. $         .47


Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Date of Deposit................................................May 24, 1995
Mandatory Termination Date.....................................August 15, 2007
Estimated Govett Smaller Companies Fund Annual Expenses <F4>...$.005 per Unit
Trustee's Annual Fee...........................................$.005 per Unit
Estimated Annual Organizational Expenses <F5>..................$.007 per Unit
Record Date....................................................As soon as practicable after the Fund's ex-dividend date.
Distribution Date..............................................As soon as practicable after the Fund's distribution date.

----------

<F1>The shares of the Fund are valued at their net asset value. The Treasury
Obligations are valued at their aggregate bid side evaluation. Because the Fund Shares may from time to time under certain circumstances be sold or Trust Units may be redeemed, there is no guarantee that the value of each Unit over the life of the Trust or at the Trust's termination will be equal to the Aggregate Value of Securities per Unit as stated above. However, due to the inclusion of the Treasury Obligations in the Trust's portfolio, Unitholders who hold their Units until maturity will receive at least $11.00 per Unit (which is the value upon maturity of the Treasury Obligations.)

<F2>Anyone ordering Units will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.

<F3>Effective on each June 1, commencing June 1, 1996, the secondary sales charge will decrease by .3 of 1% to a minimum sales charge of 1.5%. See "Public Offering-Offering Price" in Part One.

<F4>Estimated Govett Smaller Companies Fund Expenses represent the intrinsic cost to each Unit due to the underlying costs associated with the Govett Smaller Companies Fund and are based upon the net asset value of that number of Govett Smaller Companies Fund Shares per Unit multiplied by the Fund's Annual
Operating Expenses less rebated 12b-1 fees. See "Trust Portfolio--Fund
Expenses."

<F5>The Trust (and therefore Unitholders) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over a five year period. See "Expenses of the Trust" in Part Two and "Statements of Condition" in Part One. Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.

PORTFOLIO

The Van Kampen American Capital Equity Opportunity Trust, Series 14 consists of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust Series 1. The Smaller Companies Fund and Treasury Trust offers investors the opportunity to purchase units representing proportionate interests in "
Zero Coupon" U.S. Treasury obligations and shares of Govett Smaller
Companies Fund.

PER UNIT INFORMATION

                                                                                                    1995<F1>        1996
                                                                                                ------------ -----------
Net asset value per Unit at beginning of period................................................ $       9.51 $     11.54
                                                                                                ============ ===========
Net asset value per Unit at end of period...................................................... $      11.54 $     10.10
                                                                                                ============ ===========
Distributions to Unitholders of investment income ............................................. $       0.61 $      0.64
                                                                                                ============ ===========
Unrealized appreciation (depreciation) of Securities (per Unit outstanding at end of period)... $       1.10 $    (2.78)
                                                                                                ============ ===========
Units outstanding at end of period.............................................................      863,764     637,877

----------
For the period from May 24, 1995 (date of deposit) through December 31, 1995.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Van Kampen American Capital Equity Opportunity Trust, Series 14 (Govett Smaller Companies Fund and Treasury Trust):

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen American Capital Equity Opportunity Trust, Series 14 (Govett Smaller Companies Fund and Treasury Trust) as of December 31, 1996, and the related statements of operations and changes in net assets for the period from May 24, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Equity Opportunity Trust, Series 14 (Govett Smaller Companies Fund and Treasury Trust) as of December 31, 1996, and the related statements of operations and changes in net assets for the period from May 24, 1995 (date of deposit) through December 31, 1995 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP

Chicago, Illinois
March 14, 1997

VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST
SERIES 14
Statements of Condition
December 31, 1996

                                                                                               Govett
                                                                                              Smaller
                                                                                            Companies
                                                                                             Fund and
                                                                                             Treasury
                                                                                                 Trust
Trust property
 Securities at market value, (cost $7,286,129) (note 1)................................ $    6,463,531
 Accumulated dividends.................................................................             --
 Organizational costs (note 1).........................................................         34,742
                                                                                        $    6,498,273
                                                                                        ==============
Liabilities and interest to Unitholders
 Cash overdraft........................................................................ $        2,640
 Redemptions payable...................................................................         55,678
 Interest to Unitholders...............................................................      6,439,955
                                                                                        $    6,498,273
                                                                                        ==============
Analyses of Net Assets
Interest of Unitholders (637,877 Units of fractional undivided interest outstanding)
 Cost to original investors of 1,240,000 Units (note 1)................................ $   13,202,000
 Less initial underwriting commission (note 3).........................................        653,007
                                                                                        --------------
                                                                                            12,548,993
 Less redemption of 602,123 Units......................................................      6,685,671
                                                                                        --------------
                                                                                             5,863,322
Undistributed net investment income
 Net investment income.................................................................      1,504,762
 Less distributions to Unitholders.....................................................      1,003,409
                                                                                        --------------
                                                                                               501,353
 Realized gain (loss) on Security sale or redemption...................................        897,878
 Unrealized appreciation (depreciation) of Securities (note 2).........................      (822,598)
 Distributions to Unitholders of Security sale or redemption proceeds..................             --
 Net asset value to Unitholders........................................................ $    6,439,955
                                                                                        ==============
Net asset value per Unit (637,877 Units outstanding)................................... $        10.10
                                                                                        ==============

The accompanying notes are an integral part of these statements.

GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1
Statements of Operations
Period from May 24, 1995 (date of deposit) through December 31, 1995 and year ended December 31, 1996

                                                                               1995            1996
                                                                      ------------- ---------------
Investment income
 Dividend Income..................................................... $     483,213 $       539,369
 Interest income.....................................................       172,851         337,315
                                                                     -------------- ---------------
                                                                            656,064         876,684
Expenses.............................................................
 Trustee fees and expenses...........................................         3,090           6,678
 Organizational fees.................................................         8,050          10,168
                                                                      ------------- ---------------
 Total expenses......................................................        11,140          16,846
                                                                      ------------- ---------------
 Net investment income...............................................       644,924         859,838
Realized gain (loss) from Securities sale or redemption
 Proceeds............................................................     3,765,905       2,905,003
 Cost................................................................     3,263,228       2,509,802
                                                                      ------------- ---------------
 Realized gain (loss)................................................       502,677         395,201
Net change in unrealized appreciation (depreciation) of Securities...       950,947     (1,773,545)
                                                                      ------------- ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......$   2,098,548 $     (518,506)
                                                                      ============= ===============

Statements of Changes in Net Assets
Period from May 24, 1995 (date of deposit) through December 31, 1995 and year ended December 31, 1996

                                                                                                               1995            1996
                                                                                                    --------------- ---------------
Increase (decrease) in net assets
Operations:
 Net investment income............................................................................. $       644,924 $       859,838
 Realized gain (loss) on Securities sale or redemption.............................................         502,677         395,201
 Net change in unrealized appreciation (depreciation) of Securities................................         950,947     (1,773,545)
                                                                                                    --------------- ---------------
 Net increase (decrease) in net assets resulting from operations...................................       2,098,548       (518,506)
Distributions to Unitholders from:
 Net investment income.............................................................................       (487,497)       (515,912)
 Securities sale or redemption proceeds............................................................              --              --
Redemption of Units                                                                                     (3,763,036)     (2,922,635)
                                                                                                    --------------- ---------------
 Total increase (decrease).........................................................................     (2,151,985)     (3,957,053)
Net asset value to Unitholders
 Beginning of period...............................................................................       1,901,133       9,963,854
 Additional Securities purchased from proceeds of Unit Sales.......................................      10,214,706         433,154
                                                                                                    --------------- ---------------
 End of period (including undistributed net investment income of $157,427 and $501,353,
respectively)...................................................................................... $     9,963,854 $     6,439,955
                                                                                                    =============== ===============

The accompanying notes are an integral part of these statements.

GOVETT SMALLER COMPANIES FUND AND TREASURY TRUST, SERIES 1
PORTFOLIO as of December 31,
1996

                                                                      Valuation of Securities
Number                                                                        at December 31,
of                                              Net Asset  Value                         1996
Shares     Name of Issuer                               Per Share                    (Note 1)
---------- -------------------------------- --------------------- ----------------------------
125,641    Govett Smaller Companies Fund    $              21.840 $                  2,743,999
                                                                  ============================
125,641
==========

Maturity
Value        Name of Issuer and Title of Security<F3>
------------ --------------------------------------------------------------------------------------
7,405,000    "Zero Coupon" U.S. Treasury bonds maturing August 15, 2007...                3,719,532
============                                                                          -------------
                                                                                      $   6,463,531
                                                                                      =============

The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL EQUITY OPPORTUNITY TRUST SERIES 14
Notes to Financial Statements
December 31, 1995 and 1996

--------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Fund Shares are valued at the net asset value as of the Evaluation Time. Treasury obligations are valued at the closing bid price.

Security Cost - The original cost to the Trust of the Fund Shares was based, on the net asset value as of the Evaluation Time. The original cost of the Treasury obligations was based on the offering side evaluation as determined by Interactive Data Corporation. In each case, the costs were determined on the day of the various Dates of Deposit.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value as described in Note 1 and (3) accumulated dividends thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal Income Taxes.

Distributions to Unitholders of the Trust's taxable income will be taxable as ordinary or capital gain income to Unitholders.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis. Since the date of deposit undistributed net investment income includes $510,166 of accreted interest.

Organizational Costs - The Trust will bear all or a portion of its organizational costs, which will be deferred and amortized over the life of the Trust.

NOTE 2 - PORTFOLIO

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at December 31, 1996 is as follows:

                                Govett Smaller
                                     Companies
                                      Fund and
                                 Treasury Trust
                            -------------------
Unrealized Appreciation     $                --
Unrealized Depreciation               (822,598)
                            -------------------
                            $         (822,598)
                            ===================

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the underlying value of the Securities per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Securities. The secondary market cost to investors is based on the determination of the underlying value of the Securities per Unit on the date of an investor's purchase plus a sales charge of 4.9% of the public offering price which is 5.152% of the underlying value of the Securities. Effective on each June 1, commencing June 1, 1996, the secondary sales charge will decrease by .3 of 1% to a minimum sales charge of 1.5%.

NOTE 4 - REDEMPTION OF UNITS

During the period ended December 31, 1995 and the year ended December 31, 1996, 336,236 Units and 265,887, Units, respectively, were presented for redemption.

Van Kampen American Capital

Van Kampen American Capital Equity Opportunity Trust, Series 14
Govett Smaller Companies Fund and Treasury Trust, Series 1

Prospectus Part Two

The Fund. Van Kampen American Capital Equity Opportunity Trust, Series 14 is comprised of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1 (the "Smaller Companies Fund and Treasury
Trust" or "Trust" ). The Smaller Companies Fund and Treasury Trust offers investors the opportunity to purchase Units representing proportionate interests in "zero coupon" U.S. Treasury obligations and shares of Govett Smaller Companies Fund (the "Fund" or "Fund Shares" ).
The Fund is an open-end management investment company, commonly known as a mutual fund. Unless terminated earlier, the Trust will terminate on August 15, 2007 (the "Mandatory Termination Date" ) and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his or her Units.

Objectives of the Trust. The objectives of the Smaller Companies Fund and Treasury Trust are to provide the potential for long-term capital appreciation by investing in shares of Govett Smaller Companies Fund and to protect Unitholders' capital by investing a portion of its portfolio in "zero coupon" U.S. Treasury obligations ("Treasury Obligations" ).
Collectively, the Treasury Obligations and the Fund Shares are referred to herein as the "Securities." See "Portfolio" in Part One. The
Treasury Obligations in the Smaller Companies Fund and Treasury Trust evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Smaller Companies Fund and Treasury Trust, whose net asset value will fluctuate and may be worth more or less than a purchaser's acquisition cost. It is anticipated that upon maturity the Treasury Obligations will represent an amount per Unit of at least $11.00 per Unit. The Fund seeks to achieve its long-term capital appreciation objective by investing primarily in equity securities of smaller domestic and foreign companies. There is, of course, no guarantee that the objectives of the Trust will be achieved.

Public Offering Price. The Public Offering Price of the Trust includes the net asset value of the Fund Shares, the aggregate bid price of the Treasury Obligations, the applicable sales charge described herein, and cash, if any, the Income and Capital Accounts held or owned by the Trust. The minimum purchase is 500 Units (100 Units for a tax-sheltered retirement plan). See "Public Offering."

Principal Protection. The Smaller Companies Fund and Treasury Trust has been organized so that purchasers of Units should receive, at the termination of the Smaller Companies Fund and Treasury Trust, an amount per Unit at least equal to $11.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Smaller Companies Fund and Treasury Trust never paid a dividend and the value of the Fund Shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Smaller Companies Fund and Treasury Trust provides Unitholders who purchase Units at the price of $11.00 or less per Unit and who hold such Units until the termination of the Trust with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $11.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for "zero coupon" U.S.
Treasury Obligations, Units sold or redeemed prior to maturity will fluctuate in price, and the underlying Treasury Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. Unitholders disposing of their Units prior to the maturity of the Trust may receive more or less than $11.00 per Unit, depending on market conditions on the date Units are sold or redeemed.

Units of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

Both parts of the Prospectus should be retained for future reference.

This Prospectus is dated as of the date of the Prospectus Part One accompanying this Prospectus Part Two.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Treasury Obligations deposited in the Smaller Companies Fund and Treasury Trust will mature on August 15, 2007. The Treasury Obligations have a maturity value greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Smaller Companies Fund and Treasury Trust on the Initial Date of Deposit; however, the value of the Treasury Obligations may fluctuate before maturity due to fluctuations in interest rates. The Fund Shares deposited in the Trust's portfolio have no fixed maturity date and the value of these underlying Fund Shares will fluctuate with changes in the values of stocks in general and with changes in the conditions and performance of the specific Securities owned by the Fund. See "Trust Portfolio."

Dividend and Capital Gains Distributions. Distributions of net income, if any, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever the Fund makes such a distribution. Income with respect to the amortization of original issue discount on the Treasury Obligations in the Smaller Companies Fund and Treasury Trust will not be distributed currently, although Unitholders will be subject to income tax at ordinary income rates as if a distribution had occurred. Any distribution of income and/or capital gains will be net of the expenses of the Trust. See "Federal Taxation."
 Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unitholder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "
Rights of Unitholders--Distributions of Income and Capital."

Secondary Market for Units. After the initial offering period, although not obligated to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the net asset value of the Fund Shares plus the bid side evaluation of the Treasury Obligations, plus or minus cash, if any, in the Capital and Income Accounts of the Trust. If a secondary market is not maintained, a Unitholder may redeem Units through redemption at prices based upon the net asset value of the Fund Shares in the Trust plus the aggregate bid price of the Treasury Obligations, plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unitholders--Redemption of
Units."

Termination. Commencing on the Mandatory Termination Date, Fund Shares will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Fund Shares. Written notice of any termination of the Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders to elect a distribution of Fund Shares if the termination value of such Unitholder's Units is at least $500, rather than to receive payment in cash for such Unitholder's pro rata share of the amounts realized upon the disposition by the Trustee of the Fund Shares. Unitholders eligible for such a distribution may also elect to have their pro rata portion of the proceeds received upon the maturity of the Treasury Obligations reinvested without a sales charge into Fund Shares. All Unitholders not electing such option will receive cash representing their pro rata portion of the Treasury Obligations. To be effective, the election form, together with surrendered certificates, if issued, and other documentation required by the Trustee, must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. Unitholders not electing a distribution of Fund Shares will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "
Trust Administration--Amendment or Termination."

Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders also have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. See "Rights of Unitholders--Reinvestment Option."

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "Risk Factors.

The Trust

Van Kampen American Capital Equity Opportunity Trust, Series 14 is comprised of one unit investment trust, Govett Smaller Companies Fund and Treasury Trust, Series 1. The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement" ), among Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee.

The Govett Smaller Companies Fund and Treasury Trust may be an appropriate medium for investors who desire to participate in a portfolio of mutual fund shares and zero-coupon U.S. Treasury obligations. Diversification of assets in the Trust will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of the portfolio see "Trust Portfolio."

On the Initial Date of Deposit, the Sponsor deposited with the Trustee the Securities including delivery statements relating to contracts for the purchase of certain such Securities and an irrevocable letter of credit or cash issued by a financial institution in the amount required for such purchases. Thereafter, the Trustee, in exchange for such Securities (and contracts) so deposited, delivered to the Sponsor documentation evidencing the ownership of Units of the Govett Smaller Companies Fund and Treasury Trust. Unless otherwise terminated as provided in the Trust Agreement, the Trust will terminate on the Mandatory Termination Date, and Securities then held will within a reasonable time thereafter be liquidated or distributed by the Trustee.

Each Unit of the Trust represents an undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee the fractional undivided interest in the Trust represented by each unredeemed Unit will increase although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

Objectives and Securities Selection

The objectives of the Smaller Companies Fund and Treasury Trust are to protect Unitholders' capital and provide investors with the potential for long-term capital appreciation. The portfolio is described under "Trust
Portfolio" herein and "Portfolio" in Part One. An investor will be subjected to taxation on the dividend income received from the Trust and on gains from the sale or liquidation of Securities (see "Federal
Taxation" ). Investors should be aware that there is not any guarantee that the objectives of the Trust will be achieved because the market value of the Securities can be affected by a variety of factors. Fund Shares may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the underlying issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Fund Shares will make distributions. The Trust, however, has been organized so that investors would receive, at termination, an amount per Unit at least equal to $11.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a distribution and the value of the Fund Shares were to decrease to zero, which the Sponsor considers highly unlikely. Any distributions of income will generally depend upon the declaration of dividends by the Fund and the declaration of any dividends depends upon several factors including the financial condition of the Fund and general economic conditions.

In seeking this objective, the Sponsor also considered the ability of the Equity Securities to outpace inflation. While inflation is currently relatively low, the United States has historically experienced periods of double-digit inflation. While the prices of equity securities will fluctuate, over time equity securities have outperformed the rate of inflation, and other less risky investments, such as government bonds and U.S. Treasury bills. Historically, the most dynamic phase of growth for most companies occurs when they are in their emerging growth stage, when they are young and relatively unknown. Past performance is, however, no guarantee of future results.

In selecting Securities for the Smaller Companies Fund and Treasury Trust, the following factors, among others, were considered: (a) for the portion of the Securities that are Fund Shares, the Sponsor selected shares of Govett Smaller Companies Fund, a mutual fund which seeks long-term capital appreciation by investing primarily in equity securities of smaller companies located throughout the world, and (b) for the portion of the Securities that are Treasury Obligations, the evidence of the right to receive a fixed payment at a future date from the U.S. Government, backed by the full faith and credit of the U.S. Government.

Investors should be aware that the Trust is not a "managed" fund and as a result the adverse financial condition of the Fund will not result in its elimination from the portfolio except under extraordinary circumstances (see "Trust Administration--Portfolio Administration" ). In addition,
Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the Securities were selected by the Sponsor as of the date the Securities were purchased by the Trust. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.

Trust Portfolio

The Smaller Companies Fund and Treasury Trust consists of (a) shares of Govett Smaller Companies Fund and (b) zero-coupon U.S. Treasury Obligations.

Fund Shares. The portfolio of the Trust contains shares of Govett Smaller Companies Fund.

Govett Smaller Companies Fund is included in The Govett Funds, Inc. (the " Company" ), an open-end management investment company. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies located throughout the world.

The Fund is authorized to issue three distinct classes of shares ("Class A shares" , "Class B shares" and "Class C shares" ). Each class of shares may be purchased by investors at a price equal to the net asset value of the Fund per share, plus the respective sales charge. The Trust has purchased Class A shares for deposit herein and any reference to Fund Shares in this prospectus shall refer to Class A shares.

The Fund's investment manager is John Govett & Co. Limited ("John
Govett" or the "Manager" ), a United Kingdom corporation and an affiliate of Govett & Company Limited (together with its subsidiaries, the "Govett Group" ).

On December 7, 1995, an agreement was signed to sell John Govett & Co. Limited ("John Govett" ), the investment manager of the The Govett Funds, Inc.
(the "Funds" ), to John Govett Holding Limited, a newly-formed, majority-owned subsidiary of the AIB Group of Companies of Dublin, Ireland ("AIB" ), in a stock sale that closed on December 29, 1995.

In connection with the sale, the Directors of The Govett Funds have approved
(i) a new investment management agreement with John Govett, under its new ownership, for all the Funds, and (ii) a new subadvisory agreement between John Govett and Berkeley Capital Management (formerly Govett Asset Management Company, subadvisor to the Smaller Companies Fund). Berkeley Capital Management was an affiliate of John Govett prior to the sale. No change in the portfolio management of any Govett Fund or in the advisory fees paid by the Funds is expected to occur as a result of the Sale. The new agreements are described in a Proxy Statement dated January 13, 1996, which was mailed to all shareholders in connection with the shareholder meeting. The shareholders of The Govett Funds approved the new management and subadvisory agreements on February 23, 1996.

Additional information concerning Govett Smaller Companies Fund appears in "Trust Portfolio--Govett Smaller Companies Fund Summary." This
Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. A Fund Prospectus and a Statement of Additional Information about the Fund have been filed with the Securities and Exchange Commission (the "Commission" ) and are available, upon request and without charge, by writing to Van Kampen American Capital Distributors, Inc. (the Fund's "Distributor" ), 2800 Post Oak Blvd., 44th Floor,
Houston, Texas 77056, or by calling (800) 634-6838. The Fund's Statement of Additional Information, which is incorporated in its entirety by reference in the Fund's prospectus, contains more detailed information about the Fund and its management, including more complete information as to certain risk factors.

Treasury Obligations. The Treasury Obligations deposited in the Smaller Companies Fund and Treasury Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment, but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in Fund Shares.

General. The Trust consists of the Securities listed under "Portfolio" in Part One as may continue to be held from time to time in the Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Trust Agreement together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities. However, should any contract for the purchase of any of the Securities initially deposited hereunder fail, the Sponsor will, unless substantially all of the moneys held in the Trust to cover such purchase are reinvested in substitute Securities in accordance with the Trust Agreement, refund the cash and sales charge attributable to such failed contract to all Unitholders on the next distribution date.

Because certain of the Fund Shares from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the portfolio is not managed, the Sponsor may instruct the Trustee to sell Fund Shares under certain limited circumstances. See " Trust Administration--Portfolio Administration." Fund Shares, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

Unitholders will be unable to dispose of any of the Fund Shares as such and will not be able to vote the Fund Shares. As the holder of the Fund Shares, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor. Actions required to be taken with respect to the Treasury Obligations will be in accordance with the instructions of the Sponsor.

The following section provides a brief description of the Govett Smaller Companies Fund, specifically its relationship with the Trust. More specific information regarding Govett Smaller Companies Fund can be obtained from the Prospectus and Statement of Additional Information prepared therefor as described above.

Govett Smaller Companies Fund Summary

The operating expenses and maximum transaction expenses expected to be associated with an investment in the Fund are reflected in the following tables:

Govett Smaller Companies Fund
                                                                                                                         Class A
                                                                                                                         Shares
                                                                                                                         ----------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)1.........................................      4.95%
 Sales Charge Imposed on Dividend Reinvestments.........................................................................       None
 Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
applicable).............................................................................................................       None
 Redemption Fees........................................................................................................       None
 Exchange Fees..........................................................................................................       None
ANNUAL OPERATING EXPENSES:
(as a percentage of average daily net assets)...........................................................................
 Management Fee.........................................................................................................      1.00%
 12b-1 Distribution and Service Fees2...................................................................................      0.50%
 Other Expenses (after reduction of expenses)...........................................................................      0.45%
 Total Fund Operating Expenses (after fee waiver and reduction of expenses)3............................................      1.95%

The Fund's Manager has agreed to reduce its management fees, and the Fund's
Distributor has agreed to pay certain Fund operating expenses, through at least December 31, 1996 to the extent necessary to limit total annual Fund
Operating Expenses to the lesser of the percentages listed above under "
Total Fund Operating Expenses," or the maximum allowed by the most stringent state expense limitations. Long-term Fund shareholders may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the NASD.

----------

<F1>There is no sales charge payable upon the purchase of the Fund Shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Fund Shares is 4.9% during both the initial offering period and in the secondary market.

<F2>Effectively, there are no 12b-1 fees on Fund Shares held in the Trust.
However, Unitholders who acquire shares of the Fund through an In Kind Distribution upon redemption or at the Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

<F3>The percentage in "Other Expenses" for the Class A shares of the
Smaller Companies Fund is based on expenses incurred by the Fund during the fiscal year ended December 31, 1995 after fee waivers and expense reimbursements by the Manager and the former distributor to such Fund. Absent such waivers and reimbursements, "Total Fund Operating Expenses" as a percentage of net assets for the Class A shares of the Smaller Companies Fund would have been 2.12% for the fiscal year ended December 31, 1995. See " Summary of Essential Information" for a description of estimated fees and expenses charged per Unit.

Examples:

Assuming the current fee waivers and expenses limitations remain in effect, an investor would pay the following expenses on a $1,000 investment in Fund Shares assuming (1) 5% annual return4 and (2) redemption at the end of each time period:

            Govett Smaller Companies Fund
            -----------------------------
            Class A Shares
1 year..... $                          68
3 years....                           108
5 years....                           150
10 years...                           266

An investor would pay the following expenses on the same investment assuming no redemption:

            Govett Smaller Companies Fund
            -----------------------------
            Class A Shares
1 year..... $                          68
3 years....                           108
5 years....                           150
10 years...                           266

The 5% annual return assumption in this example is required by SEC regulations applicable to all mutual funds; it does not represent a projection of the Fund's actual performance. For a detailed discussion of these matters, investors should refer to the relevant sections of this Prospectus.

The above tables are not intended to reflect precisely the fees and expenses associated with a particular person's investment in Class A shares of the Fund. The tables should not be considered a representation of past or future Fund expenses and actual Fund expenses may be greater or lesser than those shown in the tables. Rather, the tables have been provided only to assist investors in understanding the various costs and expenses that a Fund shareholder will bear, directly or indirectly, in connection with an investment in the Fund.

Financial Highlights. The table below provides condensed information concerning income and capital changes for one Class A share of the Govett Smaller Companies Fund for the year ended December 31, 1993 and the year ended December 31, 1994. The information has been audited by the Fund's independent accountants, whose unqualified report thereon appears in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 1994. The financial statements and related notes of the Govett Smaller Companies Fund contained in such Annual Report (and no other portion of such Report) are incorporated by reference into the Fund's Prospectus.

                                                                        Govett Smaller Companies Fund
                                                          -----------------------------------------------------------
                                                          Year ended         Year ended         Year ended
                                                          December 31, 1995  December 31, 1994  December 31, 1993 (a)
                                                          -----------------  -----------------  ---------------------
Net asset value, beginning of period......................$           19.06  $           15.85  $               10.00
                                                          -----------------  -----------------  ---------------------
Income from investment operations:........................
Net investment income (loss)..............................           (0.30)             (0.10)                 (0.06)
Net realized and unrealized gain (loss) on investments....            13.32               4.47                   5.91
                                                          -----------------  -----------------  ---------------------
Total from investment operations..........................            13.02               4.37                   5.85
                                                          -----------------  -----------------  ---------------------
Less distributions to shareholders:.......................
From net investment income................................               --                 --                     --
From net realized gains...................................           (2.12)             (1.16)                     --
                                                          -----------------  -----------------  ---------------------
Total distributions.......................................           (2.12)             (1.16)                     --
                                                          -----------------  -----------------  ---------------------
Net asset value, end of period............................$           29.96  $           19.06  $               15.85
                                                          =================  =================  =====================
Total Return *............................................           69.08%             28.74%                 58.50%
Ratios/Supplemental Data:.................................
Net assets, end of period (000's).........................$         517,990  $          76,873  $              39,681
Net expenses to average daily net assets
 (Note A).................................................            1.95%              1.95%                  1.95%
Net investment income (loss) to average
 daily net assets.........................................          (1.64)%            (1.13)%                (0.93)%
Portfolio turnover rate...................................             280%              .519%                   483%

----------
Note A:John Govett & Co. Limited waived a portion of its management fees and Govett Financial Services Limited, the Fund's former distributor, reimbursed a portion of the other operating expenses of the Fund during the periods indicated. Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:Expenses2.12%2.40%2.44%

(a) Commencement of Operations was January 1, 1993.

*Total return calculations exclude front-end sales load.

Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss).

Investment Objectives. Policies and Risk Considerations of the Fund. Govett Smaller Companies Fund is a diversified series of The Govett Funds, Inc. which seeks long-term capital appreciation by investing primarily in equity securities of smaller companies located throughout the world.

While no single Fund is intended to provide a complete or balanced investment program, the Fund can serve as a component of an investor's overall program to meet long-term objectives. There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations (as described in the Fund's Statement of Additional Information) are fundamental and may not be changed without shareholder approval. All other investment limitations or policies may be changed by the Fund's Board of Directors without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Investment Techniques Followed by the Fund. The Fund seeks long-term capital appreciation by investing primarily in equity securities of those smaller companies that the Manager believes may be the industry leaders of tomorrow. The Fund will select its portfolio investments primarily from among U.S. and foreign companies with individual market capitalizations which would, at the time of purchase, place them in the same size range as companies included in the NASDAQ Composite Index, excluding its top 75 companies. Based on this policy and recent U.S. share prices, the companies in which the Fund invests typically will have individual market capitalizations of less than $2.5 billion ("smaller companies" ). Under normal market conditions, the Fund will invest at least 65% of its total assets in smaller companies.

Under normal market conditions, it is expected that at least 80% of the Fund's total assets will be invested in common stocks. The Fund may also invest up to 20% of its total assets in other types of securities with equity characteristics such as preferred stocks, convertible securities, warrants, units, and rights. Under normal market conditions, the Fund will not invest more than 35% of its total assets in the securities of issuers located in any one country (other than the U.S.). The Fund may invest in both exchange-listed and over-the-counter ("OTC" ) securities. Although the Fund may receive current income from dividends, interest and other sources, income is only an incidental consideration in the selection of the Fund's investments. With respect to 75% of its assets, not more than 5% of the Fund's total assets will be invested in the securities of any one issuer (excluding the U.S. government and its agencies), and not more than 25% of the Fund's total assets will be invested in any one industrial classification.

Risk Factors. ADRs and EDRs. The Fund may also invest in both sponsored and unsponsored American Depositary Receipts ("ADRs" ), European Depositary Receipts ("EDRs" ) and other similar global instruments. The issuance of ADRs is typically administered by a U.S. bank or trust company, and they evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically through arrangements with foreign banks and trust companies, that evidence ownership of either foreign or U.S. underlying securities. Unsponsored ADR and EDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

Temporary Strategies. Pending investment of proceeds from new sales of Fund Shares, to meet ordinary daily cash needs, and to retain the flexibility to respond promptly to changes in market and economic conditions, Berkeley Capital Management Company ("Berkeley Capital Management" or the "
Subadvisor" ), the Fund's Subadvisor, may employ a temporary defensive investment strategy for the Fund if the Subadvisor determines such a strategy to be warranted. It is impossible to predict when or for how long the Subadvisor may employ such strategies. Under such a strategy, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of their respective assets in short-term high quality money market instruments. For debt obligations other than commercial paper, this includes securities rated, at the time of purchase, at least AA by Standard & Poor's or Aa by Moody's, or if unrated, determined to be of comparable quality by the Subadvisor. For commercial paper, this includes securities rated, at the time of purchase, at least A-2 by Standard & Poor's or Prime-2 by Moody's, or if unrated, determined to be a comparable quality by the Subadvisor.

Hedging Strategies. The Fund may use certain hedging strategies to attempt to reduce the overall level of investment and currency risk normally associated with the Fund's present and planned investments. There can be no assurance that such efforts will succeed. It is currently intended that the Fund will place at risk no more than 5% of its net assets in any one of the following categories of transactions or securities: forward currency contracts, writing of covered put and call options, purchase of put and call options on currencies and equity and debt securities, stock index futures and options thereon, interest rate futures and options thereon. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. If the Subadvisor's prediction of movements in the direction of interest rates, securities prices, or currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options thereon include: (1) dependence on the Subadvisor's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) the imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for a particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. These hedging techniques are described in the Fund's Statement of Additional Information.

Repurchase Agreements. The Fund may enter into repurchase agreements in which the Fund acquires a high grade liquid debt security from a U.S. bank, broker-dealer or other financial institution that simultaneously agrees to repurchase the security at a specified time and price. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be collateralized in an amount at least equal to the current market value of the loaned securities, plus any accrued interest, by cash, letters of credit, U.S. government securities or other high grade liquid debt securities the Fund's custodian, or a designated sub-custodian, segregated from other Fund assets. In segregating such assets, the Fund's custodian either places them in a segregated account or separately identifies them and renders them unavailable for investment by the Fund.

Principal Risk Factors. The investment approach required to invest in foreign markets, particularly emerging markets, is quite specialized. The quality and quantity of historic economic and securities market data is, in many of those markets, limited, and many foreign markets are inherently more volatile than the U.S. securities markets. As a result, the Subadvisor has developed an investment management process over several decades using in-house and outside research services. The Subadvisor's in-house analysis includes a three-part monitoring process including review and analysis of overall market information (including both political and economic factors); investigation of companies which are candidates for investment; and use of on-site representatives providing investment information, where deemed appropriate by the Subadvisor.

The Fund's portfolio is subject to market risk (i.e., the possibility that stock prices will decline over short, or even extended, periods). Equity and bond markets outside of the U.S. have, in fact, significantly outperformed U.S. markets from time to time, and the Subadvisor believes that investments in securities of companies based outside of the U.S. may provide greater long-term investment returns than would be available from investing solely in U.S. securities. It is important, however, to recognize that investments in securities of foreign issuers involve greater risks than investments in U.S. companies. There may be less information publicly available about foreign companies, and less government regulation and supervision of foreign stock exchanges, securities dealers and listed companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolios. Security trading practices abroad may offer less protection to investors such as the Fund. Additionally, in some foreign countries, there exists the possibility of expropriation, nationalization of issuers or confiscatory taxation, limitations on the removal of securities, property or other assets, political or social instability, including war or other armed conflict, or diplomatic developments which could affect U.S. investments in those countries. The performance of individual foreign economies may also compare unfavorably to that of the U.S. economy, and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could adversely affect the value of the Fund's shares, as well as the value of dividends and interest earned by the Fund and gains which may be realized.

Foreign governments may withhold taxes (typically at a rate between 10% and 35% of the gross amount paid) from dividends or interest paid with respect to securities held by the Fund, decreasing the net asset value of the Fund. Some foreign securities are subject to brokerage taxes levied by foreign governments, increasing the cost of such securities and reducing the realized gain, or increasing the realized loss, on such securities at the time of sale.

The Fund invests in companies located within emerging or developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. The Subadvisor believes that these characteristics of emerging markets can be expected to continue in the future. In addition, throughout the countries commonly referred to as the Eastern Bloc, the lack of a capital market structure or market-oriented economy and the possible reversal of recent favorable economic, political and social events in some of those countries present greater risks than those associated with more developed, market-oriented Western European countries and markets.

Shares of the Fund are an appropriate investment for prospective investors who are willing and able to assume the risks associated with the types of investments made by the Fund. The smaller companies in which the Fund primarily invests often have rates of sales, earning, growth and share price appreciation that exceed those of larger companies. However, such companies also often have limited product lines, markets or financial resources, and investors should note that stocks of smaller companies may have limited marketability and typically experience more market price volatility than stocks of larger companies, and the Fund's net asset value may reflect this volatility.

The special risks of investment in foreign exchange contracts, interest rate and forward currency futures contracts, options on foreign currencies, and stock index futures contracts (and options on such futures contracts) are described in the Statement of Additional Information.

Shares of the Fund are an appropriate investment for prospective investors who are willing and able to assume the risks associated with the types of investments made by the Fund. The smaller companies in which the Fund primarily invests often have rates of sales, earnings, growth and share price appreciation that exceed those of larger companies. However, such companies also often have limited product lines, markets or financial resources, and investors should note that stocks of smaller companies may have limited marketability and typically experience more market price volatility than stocks of larger companies, and the Funds' net asset value may reflect this volatility.

Investment Restrictions. The Fund is a diversified series of The Govett Funds, Inc. A diversified series of shares of an investment company is required under the 1940 Act to follow certain guidelines in managing its investments which may help to reduce risk.

As a non-fundamental policy, the Fund may not invest more than 5% of its net assets in securities restricted as to resale or in illiquid securities. The Fund may not invest 25% or more of its total assets in any one industry (other than U.S. Government and agency obligations). In addition, the Fund may not borrow money or mortgage or pledge any of its assets (except that the Fund may borrow from banks, for temporary or emergency purposes, up to 331/3% of its total assets in connection therewith). Any borrowings that come to exceed the 331/3% limitation will be reduced within three days. The Fund may not purchase securities when its borrowings exceed 5% of its assets. The Fund may not make loans if, as a result, more than 331/3% of the Fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities. Portfolio securities may be loaned only if continuously collateralized at least 100% by "marking-to-market" daily.

See the Fund's Statement of Additional Information for the full text of these restrictions and the Fund's other investment policies. Except for those investment restrictions designated as fundamental in the Fund's Statement of Additional Information, the investment policies described in the Fund's prospectus and in its Statement of Additional Information are not fundamental policies. The Company's Board of Directors may change a non-fundamental investment policy without shareholder approval.

Management of the Fund. The Company's Board of Directors is responsible for overseeing the conduct of the Company's business and the activities of the Fund. Pursuant to an investment management contract, and subject to such policies as the Board of Directors may establish, John Govett oversees the Fund's operations. For these investment management and administrative services, the Fund pays fees monthly to John Govett based upon the average net assets of the Company, as determined at the close of each business day during the month, at an annual rate of 1% over the average daily net assets of the Fund. Due to the added complexities involved in managing international and smaller company investments, the Manager's fee is higher than that paid by most other investment companies. The management fees will be reduced, if necessary, to comply with the most stringent total expense limits prescribed by the states in which the Fund's shares are offered for sale. The Fund pays all expenses not assumed by John Govett or other persons, such as the Distributor, as defined below, including but not limited to the Manager's fees, outside directors' fees; taxes, if any; auditing, legal, custodial, transfer agent and certain investor servicing and shareholder reporting expenses; brokerage and commission expenses, if any; interest charges on any borrowings; costs and expenses of accounting, bookkeeping and recordkeeping; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of their shares for sale under federal and applicable state securities laws; costs associated with shareholders' meetings and the preparation and distribution of proxy materials; printing and mailing prospectuses and statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations plus any extraordinary and non-recurring expenses. The Manager, Distributor, and certain of their respective affiliates have agreed to share management fees, distribution and service fees, excess Fund expenses, and sales charges related to the sale of Fund shares.

John Govett has entered into a Subadvisory Agreement with Berkeley Capital Management ("Berkeley," or the "subadvisor," formerly named
Govett Asset Management), whereby Berkeley provides day-to-day investment advisory services to the Fund. Under the subadvisory arrangements, Berkeley furnishes an investment program and makes investment decisions for the Fund, subject to the supervision of John Govett and the Board of Directors. On December 11, 1995 and February 23, 1996, the Directors and shareholders of the Fund, respectively, approved a new Subadvisory Agreement at the same time as they approved a new Investment Management Agreement with John Govett, in connection with John Govett's sale to Allied Irish Banks p.l.c.

The new Subadvisory Agreement is essentially a continuation of the existing agreement, except for a change in the fees. Under the new agreement, John Govett pays Berkeley an amount equal to the difference, if any, between (i) the investment advisory and management fees actually received by John Govett, and all revenue actually received by John Govett under an agreement between John Govett and the Distributor (excluding any amounts payable to the distributor by the Manager), with respect to the Fund, and (ii) 0.10% of such Fund's average daily net assets. Under the prior agreement, John Govett paid to Berkeley, out of the investment advisory fee, John Govett received from the Company with respect to the Fund, an annual fee, computed daily and paid monthly, equal to 0.50% of the Fund's average daily net assets. There is no change in the fees the shareholders will pay for investment advisory services.

In addition, the agreement for the sale of John Govett to AIB requires that John Govett Holdings Limited, the current parent of John Govett, pay London Pacific Group Limited (the former parent of John Govett) a cash fee under certain circumstances if Berkeley is removed as subadvisor to the Fund. Of course, the Subadvisory Agreement may be terminated, without the payment of any penalty by the Fund, by the Company's Board of Directors or by the Fund's shareholders on sixty days' written notice.

As required by the Investment Company Act of 1940, as amended (the "1940
Act" ), the Investment Management Contract and the Investment Subadvisory Agreement in effect prior to the sale terminated automatically when the sale closed, as the sale constituted an "assignment" under the 1940 Act.
John Govett and the Subadvisor each agreed that neither would be paid any advisory fees in connection with its investment advisory services to the Fund during the interim period between the closing of the sale on December 29, 1995 and shareholder approval of the agreements on February 23, 1996. John Govett and Berkeley, and their respective parent companies, also agreed with the Company that each will be responsible to the Company (and, with respect to the Subadvisory Agreement, to the Manager), for any failure during the interim period to provide services or to honor all of the terms and conditions of the current agreements.

The Fund does not compensate Berkeley directly for its subadvisory services. The subadvisory fee payable to Berkeley will be reduced proportionately if the advisory fee paid to John Govett by the Company with respect to the Fund is reduced as a result of applicable state expense limitations or fee waivers.

During the fiscal year ended December 31, 1995, the total operating expenses paid by the Class A Shares of the Fund, (including management and administrative and distribution fees, but after fee reductions and expense reimbursements) was 1.95% of the Fund's average daily net assets.

John Govett & Co. Limited. John Govett is a United Kingdom-based investment management company whose investment management activities originated in the 1920s and was incorporated in 1955 to provide a corporate structure for a management group. John Govett is located at Shackleton House, 4 Battle Bridge Lane, London SE1 2HR, England, and has offices in Singapore, Bangalore, Jersey, San Francisco, and Budapest. Until December 29, 1995, John Govett was a wholly-owned subsidiary of London Pacific Group Limited (formerly Govett & Company Limited). On that date, John Govett and certain of its affiliates, excluding the Subadvisor to the Fund (the "John Govett Group" ), were sold to John Govett Holdings Limited, a majority-owned affiliate of Allied-Irish Banks p.l.c. ("AIB" ). As of March 29, 1996, the John
Govett Group had approximately $5.1 billion of assets under management. AIB is the parent company of the AIB Group of Companies, a multi-national banking group based in Dublin, Ireland. AIB Group provides a diverse range of banking, financial and related services principally in Ireland, the United States, and the United Kingdom. As of September 30, 1995, AIB Group was the largest Irish banking group in terms of total assets and total deposits, with approximately 321 branches in the republic of Ireland, where it had more than 20% of the total market for both Irish pound loans and deposits. In the U.S., as of September 30, 1995, through its wholly-owned subsidiary, First Maryland Bancorp, the Group operated from over 200 banking facilities principally in Maryland and adjoining states and the District of Columbia. On June 30, 1995, AIB Group had assets of $35.8 billion and employed approximately 15,250 people on a full-time-equivalent basis. AIB, the parent company of the AIB Group, is the sole owner of AIB Group Holdings (U.K.) Limited, which owns on a fully diluted basis 75% of John Govett Holdings Limited. The remaining owners of John Govett Holdings Limited are individual members of John Govett management and Govett Oriental Investment Trust, which own on a fully-diluted basis 20% and 5%, respectively. John Govett Holdings Limited is the sole owner of John Govett.

Berkeley Capital Management. Berkeley Capital Management is a registered investment adviser whose principal office is located at 650 California Street, 28th Floor, San Francisco, California 94108. Berkeley Capital Management has been engaged in the investment management business since 1972, and currently manages approximately $1.1 billion in assets for both individual and institutional clients. Its investment management activities include investment in equities (ranging from small capitalization to large capitalization companies), a full range of fixed income securities, and asset allocation strategies.

Effective December 30, 1995, Jeffrey Bernstein will take over responsibility as portfolio manager or the Smaller Companies Fund, following Garrett Van Wagoner's departure on December 29, 1995. Mr. Bernstein joined Berkeley Capital Management (formerly Govett Asset Management Company), the subadviser, at the end of November 1995. Prior to that time he was a vice president at Bankers Trust, where he was assistant portfolio manager of the bank's small and mid-cap collective funds, and of the BT Investment Small Cap Fund, an open-end mutual fund. He came to Bankers Trust from Cowen Asset Management, where he was a vice president specializing in analysis of the technology sector. He graduated from Union College in 1988.

Allocation of Portfolio Transactions. Neither the Manager nor the Subadvisor has any agreement or commitment to place orders with any particular securities dealer or dealers with respect to the Fund. In placing orders for the Fund's portfolio transactions, the Manager and the Subadvisor seek the best net results, analyzing such factors as price, size of order, difficulty of execution and the operational capabilities of the firm involved. Prior to making an investment, the Manager and the Subadvisor perform considerable research on the specified company and country. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case there are no commissions or discounts. Dealers may receive commissions on futures, currency and options transactions. Commissions on trades made through foreign securities exchanges or over-the-counter markets typically are fixed and generally are higher than those made through United States securities exchanges or over-the-counter markets.

Consistent with their obligations to obtain the best net results, the Manager and the Subadvisor may consider a securities broker-dealer's sale of Fund Shares, or research and brokerage services provided by the securities broker-dealer, as factors in considering through whom portfolio transactions will be effected. The Fund may pay to those securities broker-dealers who provide brokerage and research services to the Manager or Subadvisor a higher commission than that charged by other securities broker-dealers if the Manager or Subadvisor determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms of the overall responsibility of the Manager or Subadvisor to the Fund and to any other accounts over which the Manager or Subadvisor exercises investment discretion.

The frequency of portfolio transactions, the Fund's turnover rate, will vary from year to year depending on market conditions. The portfolio turnover rates of the Fund for the period from January 1, 1994 through December 31, 1994 was 519%. Because a high annual turnover rate (over 100%) increases transaction costs and may increase the incidence of federal taxation on the Fund's capital, the Manager and Subadvisor will carefully weigh the anticipated benefits of a portfolio transaction against expected transaction costs and tax consequences. Neither the Manager nor the Subadvisor will engage in short-term trading other than what is necessary for the prudent management of the Funds' portfolios.

Distribution Arrangements. Van Kampen American Capital Distributors, Inc. (the "Distributor" ) is the distributor, or principal underwriter, of the Fund's shares and Sponsor of the Trust. The Distributor currently also acts as principal underwriter for the Van Kampen American Capital Family of Mutual Funds, which consists of 104 mutual funds with aggregate net assets, on a proforma basis, of approximately $32.4 billion as of September 30, 1994. The Distributor's office is located in Houston, Texas. For more information regarding VK/AC Holding, Inc., See "Trust Administration--Sponsor" . In addition, certain officers, directors and employees of VK/AC own, in the aggregate, not more than 8% of the common stock of VK/AC Holding Inc. and have the right to acquire, upon the exercise of options, approximately an additional 10% of the common stock of VK/AC Holding, Inc. VK/AC has been active in the mutual fund business since the 1920s. The Distributor collects the sales charges imposed on purchases and redemptions of Fund shares, and reallows a portion (in accordance with the schedule set forth under "How
To Purchase Shares" in the Fund's prospectus and as described below in "Distribution Plans" ) of such charges to securities dealers who have sold such shares.

From time to time, the Distributor may provide promotional and/or cash incentives, including reallowances of up to the entire sales charge, to certain securities dealers who have sold or are expected to sell significant amounts of shares of the Fund. The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsor sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on sales generated by the broker or dealer during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may also provide written information to securities dealers in its selling group which relates to sales incentive campaigns conducted by such securities dealers for their representatives, as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent that they are prohibited by the laws of any state or any self-regulatory agency with jurisdiction over the Distributor, such as the National Association of Securities Dealers.

Distribution Plans. Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares ("distribution expenses" ) in accordance with a plan adopted by the Company's Board of Directors and approved by its shareholders. Pursuant to Rule 12b-1, the Company's Board of Directors and the shareholders of each class of the Fund have adopted three Distribution Plans hereinafter referred to as the "Class A Plan," the "Class B
Plan," and the "Class C Plan." Each Distribution Plan is in compliance with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD Rules" ) applicable to mutual fund sales charges. Only the Class A Plan is applicable to the Trust. The NASD Rules limit the annual distribution charges that the Fund may impose on a class of shares. The NASD Rules also limit the aggregate amount which the Fund may pay for such distribution charges. Under the Class A Plan, the Fund pays an ongoing distribution fee to the Distributor at an annual rate of 0.50% of the Fund's aggregate average daily net assets attributable to its Class A shares.

The Class A Plan allows the Fund to compensate the Distributor for services provided and expenses incurred in the distribution of Class A shares, including advertising expenses and printing costs (e.g., sales materials used to offer Class A shares to the public). The Distributor may reallow all or a portion of the payments received under the Plan to third parties, including banks.

The Class A Plan provides for quarterly payments by the Fund to the Distributor at the annual rate of 0.50% of the respective average daily net assets of the Fund attributable to the Fund's Class A shares. If the Class A Plan should be terminated as provided therein, the Distributor would not be compensated for costs incurred but not yet recovered. Payments under the Class A Plan of the Fund may not be increased to more than 0.50% of the Fund's average daily net assets attributable to Class A shares without prior approval of the Class A shareholders.

At present, the Company's Board of Directors has approved payments under the Class A Plan for the purpose of reimbursing the Distributor for payments of commissions to the Fund's dealers as well as for certain additional expenses related to shareholder services and the distribution of Class A shares (including payments for travel, telephone, and overhead expenses of the Distributor), subject to the overall percentage limitations described above.

The Rule 12b-1 fees imposed on Fund Shares held in the Trust are rebated to the Trust and are used to reduce expenses of the Trust resulting in increased distributions to Unitholders. Unitholders who acquire shares of the Fund through an In Kind Distribution pursuant to a redemption request or at the Trust's termination will begin to incur Rule 12b-1 fees at such time as shares are acquired.

Shareholder Services Agent. ACCESS Investor Services, Inc., an affiliate of the Distributor ("ACCESS" or the "Shareholder Services Agent"
), provides the Company and the Fund with certain services, including the following: (1) preparation and maintenance of accounts and records for the Fund and performance of certain related functions; and (2) provision of transfer agency services to the Fund. ACCESS provides such services at cost plus a profit.

Accounting and Administration Services. Investors Bank & Trust Company (" IBT" or the "Fund Administrator" ) provides the Company and the Fund with administration and accounting services.

How the Fund Values Its Shares. The Fund calculates the net asset value per share of each class by dividing the total value of the assets (the securities held by the Fund, plus any cash or other assets, including interest and dividends accrued but not yet received) attributable to the class, less the total liabilities attributable to the class, by the total number of shares of the class outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the Exchange is open. All securities traded on an exchange are valued at the last sale quotation on the exchange prior to the time of valuation. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Company's Board of Directors has determined approximates market value. Amortized cost valuation means that a debt security with a maturity at purchase of 60 days or less is valued at its acquisition cost and a debt security originally purchased with a maturity in excess of 60 days, which currently has a maturity of 60 days or less, is valued at the market or fair value of the security on the 61st day prior to maturity (each as adjusted for amortization of premium or discount) rather than at current market value. All other securities and assets are valued at their fair value following procedures approved by the Company's Board of Directors. The Fund's Statement of Additional Information provides a description of the special valuation procedures for options and futures contracts.

The Fund's portfolio is expected to include foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined below. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 pm. Eastern Time or at such other rates as the Manager or Subadvisor may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of the Fund's shares even though there has not been any change in the market values of such securities.

Because of the time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period of which the Manager or Subadvisor becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Company's Board of Directors.

Shareholder Inquiries. Any questions or communications regarding the Fund should be directed to: The Govett Funds, Inc. at P.O. Box 419434, Kansas City, MO 64141. Unitholders may also obtain information regarding the Fund by calling (800) 421-5666.

Dividends, Distributions and Federal Income Taxation. The Fund will annually distribute substantially all of its net investment income and net realized capital gains. The annual distribution and/or dividend, if any, will be declared in November or December of each year. Distributions from net investment income, if any, are expected to be small. Distributions from capital gains are made after applying any available loss carryovers.

The Fund may make additional dividend or capital gain distributions to comply with certain distribution requirements under the Code.

United States Federal Taxation of the Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal
Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. In order to accomplish this goal, the Fund must, amongst other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

United States Federal Taxation of Shareholders. For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gains over net long-term capital losses, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gains over net short-term capital losses are treated as long-term capital gains regardless of the length of time the shareholder has owned the shares of the Fund and regardless of whether the shareholder receives such distributions in cash or in additional shares.

Certain distributions which are declared in October, November, or December but which, for operational reasons, may not be paid to the shareholder until the following January, may be treated for federal tax purposes as if received by the shareholder on December 31 of the calendar year in which the distributions are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held for less than six months and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term capital loss for tax purposes.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of any such shares sold within 90 days or their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in the Fund and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in the Fund. The portion of the sales charge so excluded from the tax basis of the shares sold will equal the amount by which the sales charge that would otherwise be applicable upon the reinvestment is reduced. Of course, any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

The Fund will inform shareholders (which includes the Trust) of the source of dividends and distributions paid by the Fund at the time they are paid, and will promptly after the close of each calendar year advise shareholders of the tax status for federal income tax purposes of such dividends and distributions. Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund, subject to limitations contained in the Internal Revenue Code of 1986, as amended. Shareholders would then include in gross income both dividends paid to them by the Fund and the foreign taxes paid by the Fund on their foreign investments. The Fund cannot assure shareholders that they will be eligible for the foreign tax credit. The Fund will advise shareholders annually of their share of any creditable foreign taxes paid by the Fund.

The Fund will be required to report to the Internal Revenue Service ("
IRS" ) any taxable dividend or other reportable payment (including share redemption proceeds). The Fund will also be required to withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the account application provided with the Fund's prospectus. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

It is recommended that shareholders consult their own tax advisors with respect to the foregoing and the applicability of state and local income taxes to distributions and redemption proceeds received from the Fund. Shareholders who are not United States persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of United States withholding taxes to distributions received by them from the Fund. More detailed information regarding taxation of shareholders and taxation of the Fund can be found in the Fund's Statement of Additional Information.

The foregoing discussion has been prepared by the management of the Company and does not purport to be a complete description of all tax implications of an investment in the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund. The foregoing discussion of federal income taxation relates only to the Fund. For a discussion of tax implications relating to the Trust see "Federal Taxation."

Other Information. Organization. The Company is a Maryland corporation and is registered with the SEC as an open-end management investment company. In the future, from time to time, the Company's Board of Directors may, in its discretion, establish additional funds and issue shares of additional series of the Company's shares. Shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable subject to applicable federal and state securities laws. Shareholders have no preemptive or conversion rights.

The Fund normally will not hold meetings of shareholders except as required under the 1940 Act and Maryland law. On any matter submitted to a vote of shareholders, shares of the Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. The shares of all the Funds will be voted in the aggregate on other matters, such as the election of directors and ratification of the Board of Directors' selection of the Fund's independent accountants. Fund Shares held in the Trust will be voted by the Trustee. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding shares may call a meeting of shareholders. The Company's Bylaws require it to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, the Fund may issue up to 250 million shares. Each share of the Fund represents an interest in that Fund only, has a par value of one thousandth of one cent per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gains realized on the assets belonging to the Fund as may be declared by the Board of Directors.

Performance Information. The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various managed or unmanaged indices or averages or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Fund may quote its average annual total return (" Standardized Return" ). Standardized Return represents the percentage rate reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable front-end sales charge imposed on sales of Fund shares (Class A shares only). Performance information with respect to a Fund will also reflect that any applicable contingent deferred sales charge has been paid. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. The total return computation assumes the reinvestment of all dividends and capital gain distributions at net asset value.

Standardized Returns quoted in advertising will reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance will not be constant over time, but will change from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition, the Fund may also include in advertisements, sales literature and shareholder reports other than total return performance data (" Non-Standardized Return" ). Non-Standardized Return reflects the percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and will assume reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. It may or may not take sales charges into account; a Fund's performance calculated without taking the effect of sales charges into account will be better than such performance including the effect of such charges.

The Fund's performance data reflects past performance and is not necessarily indicative of future results. The Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objectives and policies. See "Performance" in the Statement of Additional Information.

The Company's Annual Report contains additional performance information on the Fund. This Annual Report is available from the Sponsor without charge upon request.

Federal Taxation

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code" ). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussion and opinions, it is assumed that the Fund Shares represent shares in an entity treated as a regulated investment company for federal income tax purposes.

In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from the Trust asset when such income is considered to be received by the Trust.

2. Each Unitholder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption or otherwise) or upon the sale or redemption of Units by such Unitholder. The price a Unitholder pays for his or her Units is allocated among his or her pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his or her Units) in order to determine his or her initial tax basis (before adjustment for accrual of original issue discount) for his or her pro rata portion of each Security held by the Trust. It should be noted that certain legislative proposals have been made which could affect the calculation of basis for Unitholders holding securities that are substantially identical to the Securities. Unitholders should consult their own tax advisors with regard to calculation of basis. The Treasury Obligations are treated as stripped bonds and are treated as bonds issued at an original issue discount as of the date a Unitholder purchases his or her Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unitholder's initial cost for his or her pro rata portion of each Treasury Obligation held by the Trust (determined at the time he acquires his Units, in the manner described above) is generally treated as its "purchase price" by the Unitholder. Original issue discount is effectively treated as interest for federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unitholder will be required to include in gross income for each taxable year the sum of his or her daily portions of original issue discount attributable to the Treasury Obligations held by the Trust as such original issue discount accrues and will, in general, be subject to federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unitholders during such year to the extent it is not less than a "de minimis" amount as determined under Treasury Regulations relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount is generally treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unitholders each year. Unitholders should consult their tax advisers regarding the federal income tax consequences and accretion of original issue discount. For federal income tax purposes, a Unitholder's pro rata portion of dividends (other than designated capital gain dividends as discussed below) as defined by Section 316 of the Code, paid with respect to a Fund Share held by the Trust is taxable as ordinary income to the extent of such Fund's current and accumulated "earnings and profits" . A
Unitholder's pro rata portion of dividends paid on such Fund Share which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Fund Share, and to the extent that such dividends exceed a Unitholder's tax basis in such Fund Share shall generally be treated as capital gain. In general, any such capital gain will be short-term unless a Unitholder has held his or her Units for more than one year.

3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain except in the case of a dealer and, in general, will be long-term if the Unitholder has held his or her Units for more than one year (the date on which the Units are acquired (i.e., the "trade date"
) is excluded for purposes of determining whether the Units have been held for more than one year). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer) and, in general, will be long-term if the Unitholder has held his or her Units for more than one year. Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.

Dividends Received Deduction. Distributions on the Fund Shares which are taxable as ordinary income to the Unitholders will constitute dividends for federal income tax purposes. To the extent dividends received by the Fund are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to the pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. However, to the extent dividends received by the Fund are from United States corporations (other than real estate investment trusts) and are designated by the Fund as being eligible for the dividends received deduction, distributions received by corporate Unitholders (other than corporate Unitholders such as "S" corporations which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as accumulated earnings tax and personal holding corporation tax) with respect to Fund Shares attributable to such dividends may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisors with respect to the limitations on and possible modifications to the dividends received deductions.

Recognition of Taxable Gain or Loss Upon Disposition of Securities by a Trust or Disposition of Units. Because Unitholders are deemed to directly own a pro rata portion of the Fund Shares as discussed above, Unitholders are advised to read the discussion of tax consequences for the Fund set forth under "
Trust Portfolio" above. Distributions declared by the Fund on Fund Shares in October, November or December that are held by the Trust and paid during the following January will be treated as having been received by Unitholders on December 31 in the year such distributions were declared. Distributions of the Fund's net capital gain which the Fund properly designates as capital gain dividends will be taxable to the Unitholders as long-term capital gains regardless of how long a person has been a Unitholder. If a Unitholder holds his or her Units for six months or less or if the Trust holds shares of the Fund for six months or less, any loss incurred by a Unitholder related to the disposition of the Fund Shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

The Revenue Reconciliation Act of 1993 (the "Act" ) raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Act, the Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Securities represented by that Unit.

Legislative proposals have been made that would treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisors with regard to any such constructive sales rules.

Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Special Tax Consequences of In Kind Distributions Upon Redemption of Units or Termination of the Trust. As discussed in "Rights of Unitholders--Redemption of Units" , under certain circumstances a Unitholder tendering Units for redemption may request an In Kind Distribution. A Unitholder may also under certain circumstances request an In Kind Distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units." Treasury Obligations will not be distributed to a Unitholder as part of an In Kind Distribution. The tax consequences relating to the sale of Treasury Obligations are discussed above. As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust assets for federal income tax purposes. The receipt of an In Kind Distribution will result in a Unitholder receiving an undivided interest in whole shares of the Fund plus, possibly, cash.

The potential tax consequences that may occur under an In Kind Distribution with respect to each Fund Share will depend on whether or not a Unitholder receives cash in addition to Fund Shares. A Unitholder will not recognize gain or loss with respect to Fund Shares if a Unitholder only receives shares of the Fund in exchange for his or her pro rata portion in each share of the Fund held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of the Fund, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of the Fund. Because a Unitholder will receive cash in exchange for his or her pro rata portion in each Treasury Obligation held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such Treasury Obligation, regardless of whether the Unitholder reinvests the cash relating to the Treasury Obligations into additional Fund Shares.

Because the Trust will own many Securities, a Unitholder who requests an In Kind Distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Security owned by the Trust. Unitholders who request an In Kind Distribution are advised to consult their tax advisers in this regard.

General. If more than 50% of the value of the total assets of the Fund consist of stock or securities in foreign corporations, the Fund may elect to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Unitholders of the Trust, because they are deemed to own a pro rata portion of the Fund Shares held by the Trust, as described above, must include in their gross income, for Federal income tax purposes, both their portion of dividends received by the Trust from the Fund, and also their portion of the amount which the Fund deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Unitholders may then subtract from their Federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unitholders should consult their tax advisers regarding this election and its consequences to them.

Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the Trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisers.

Unitholders will be notified annually of the amounts of original issue discount, dividend income and long-term capital gains distributions includable in the Unitholder's gross income and amounts of Trust expenses which may be claimed as itemized deductions.

Dividend income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

Trust Operating Expenses

Compensation of Sponsor and Evaluator. Neither the Sponsor nor the Evaluator will receive any fees in connection with its activities relating to the Trust. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units and the deposit of the Securities as described under "Public Offering--Sponsor Compensation" .

Trustee's Fee. For its services the Trustee will receive the annual per Unit fee from the Trust set forth under "Summary of Essential Financial Information" in Part One (which amount is based on the number of Units outstanding on January 1 of each year for which such compensation relates). The Trustee's fees are payable in monthly installments on or before the tenth day of each month from the Income Account to the extent funds are available and then from the Capital Account. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price
Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "
Trust Administration."

Miscellaneous Expenses. Expenses incurred in establishing the Trust, including the cost of the initial preparation of documents relating to the Trust (including the Prospectus, Trust Agreement and certificates), federal and state registration fees, the initial fees and expenses of the Trustee, legal and accounting expenses, payment of closing fees and any other out-of-pocket expenses, will be paid by the Trust and amortized over the first five years of the Trust. The following additional charges are or may be incurred by the
Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part and (g) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the Trust's portfolio. Since the Fund Shares consist primarily of common stock and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that Fund distributions will be sufficient to meet any or all expenses of the Trust. Rule 12b-1 fees imposed on Fund Shares held in the Trust are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Fund Shares (but not Treasury Obligations) to pay such amounts. These sales may result in capital gains or losses to Unitholders. See "Federal
Taxation."

Public Offering

General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the net asset value of the Fund Shares, the aggregate bid side evaluation of the Treasury Obligations, an applicable sales charge (which will be reduced by .3 of 1% on each June 1, commencing June1, 1996, to a minimum sales charge of 1.5%), and cash, if any, in the Income and Capital Accounts held or owned by the Trust.

Any sales charge reduction will primarily be the responsibility of the selling broker, dealer or agent.

Employees of Van Kampen American Capital Distributors, Inc. and its subsidiaries may purchase Units of the Trust at the current Public Offering Price less the dealer's concession for secondary market transactions. Registered representatives of selling Underwriters may purchase Units of the Trust at the current Public Offering Price less the dealer's concession for secondary market transactions. Registered representatives of selling brokers, dealers, or agents may purchase Units of the Trust at the current Public Offering Price less the dealer's concession for secondary market transactions.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One in accordance with fluctuations in the prices of the underlying Securities in the Trust.

As indicated above, the price of the Units was established by adding to the determination of the aggregate underlying value of the Securities an amount initially equal to 5.152% of such value and dividing the sum so obtained by the number of Units outstanding. The Public Offering Price shall include the proportionate share of any cash held in the Income and Capital Accounts. This computation produced a gross underwriting profit initially equal to 4.9% of the Public Offering Price. The Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the Evaluation Time on days the New York Stock Exchange is open and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received prior to the Evaluation Time on each such day. Orders received by the Trustee or the Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. Effective on each June 1 commencing June 1, 1996, such sales charge will be reduced by .3 of 1% to a minimum sales charge of 1.5%.

The value of the Fund Shares is determined on each business day based on the last available net asset value calculation on or immediately prior to the Evaluation Time on the day the valuation is made. The Treasury Obligations will be valued at their net bid prices. If bid prices are not available for the Treasury Obligations, then such evaluations will be based on (1) bid prices for comparable securities, (2) by determining the value of the Treasury Obligations on the bid side of the market by appraisal or (3) by any combination of the above. The offering price of the Treasury Obligations may be expected to be greater than the bid price of the Treasury Obligations by less than 2%.

In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities in the Trust but rather the entire pool of Securities, taken as a whole, which are represented by the Units.

Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described above.

The Sponsor has qualified the Units for sale in a number of states. Any discount provided to investors will be borne by the selling dealer or agent as indicated under "General" above. For secondary market transactions, the broker-dealer concession or agency commission will amount to 70% of the sales charge applicable to the transaction.

Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 500 Units (100 Units for a tax-sheltered retirement plan). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charge on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to brokers and dealers that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. Each broker and dealer is invited to send a certain number of representatives based on the gross number of units such firm sells during a designated time period.

Sponsor Compensation. The Sponsor will receive a gross sales commission initially equal to 4.9% of the Public Offering Price of the Units (equivalent to 5.152% of the net amount invested), less any reduced sales charge (as described under "General" above). Any discount provided to investors will be borne by the selling broker, dealer or agent as indicated under " General" above.

In addition, the Sponsor realized a profit or sustained a loss, as the case may be, as a result of the difference between the price paid for the Treasury Obligations by the Sponsor and the cost of such Treasury Obligations to the Trust on the Initial Date of Deposit as well as on subsequent deposits. The Sponsor has participated as distributor of Govett Smaller Companies Fund. The Sponsor further realized additional profit or loss during the initial offering period as a result of the possible fluctuations in the market value of the Securities in the Trust after a date of deposit, since all proceeds received from purchasers of Units (excluding dealer concessions and agency commissions allowed, if any) will be retained by the Sponsor.

A person will become owner of the Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for Units of the Trust. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Public Market. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and offer continuously to purchase Units at prices, subject to change at any time, based upon the net asset value of the Fund Shares in the Trust plus the aggregate bid price of the Treasury Obligations. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his or her Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units." A Unitholder who wishes to dispose of his or her Units should inquire of his or her broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

Tax-Sheltered Retirement Plans. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for the individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase in connection with a tax- sheltered retirement plan is 100 Units.

Rights of Unitholders

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust will be evidenced by certificates unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP" ) or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any whole multiple thereof.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Income and Capital. Any distributions of dividends received by the Trust with respect to the Fund Shares therein are credited by the Trustee to the Income Account. Other receipts (e.g., capital gains, any capital gain dividends, proceeds from the sale of Securities, return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee will distribute any net income other than accreted interest received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unitholders of record on the preceding Record Dates. See "Summary of Essential Financial Information" in Part One. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Distribution Date to Unitholders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations will not be distributed currently, although Unitholders in the Trust will be subject to federal income tax as if a distribution had occurred. See "
Federal Taxation." Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to such Capital Account. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

The distribution to Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of each Unitholder's pro rata share of the cash in the Income Account after deducting estimated expenses. Because distributions are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders, if any, are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

On a monthly basis, the Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account amounts necessary to pay the daily accrued expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses" ). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains, and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Sponsor deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income Account: income received (including amortization of original issue discount with respect to the Treasury Obligations), deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (I) as to the Capital Account: the dates of disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom, deductions for payment of applicable taxes, fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed as total dollar amounts.

In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Redemption of Units. A Unitholder may redeem all or a portion of his or her Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash (unless the redeeming Unitholder elects an In Kind Distribution as indicated below) an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the Supervisor for this purpose. Units so redeemed shall be cancelled.

Unitholders tendering Units with a redemption value at least equal to $500 for redemption may request from the Trustee in lieu of a cash redemption a distribution in kind ("In Kind Distributions" ) of an amount and value of Securities per Unit equal to the Redemption Price per Unit as determined as of the evaluation next following the tender. An In Kind Distribution on redemption of Units will be made by the Trustee through the distribution of the Fund Shares in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. The tendering Unitholder will receive his pro rata number of Fund Shares comprising the portfolio. Unitholders may also elect to have the pro rata portion of the Treasury Obligations to which such tendering Unitholder is entitled reinvested without a sales charge into Fund Shares. Unitholders not electing to have their pro rata portion of the Treasury Obligations reinvested into Fund Shares will receive cash from the Capital Account equal to the pro rata portion of the Treasury Obligations to which the tendering Unitholder is entitled. In implementing these redemption procedures, the Trustee shall make any adjustments necessary to reflect differences between the Redemption Price of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above.

To the extent that Securities are redeemed in kind or sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an In Kind Distribution. See "Federal Taxation."

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the net asset value of the Fund Shares in the Trust plus the aggregate bid price of the Treasury Obligations, plus or minus cash, if any, in the Income and Capital Accounts. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust, (ii) the value of the Securities in the Trust and (iii) dividends or other distributions receivable on the Fund Shares trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. See "Public Offering--Offering Price" for a description of the method of evaluating the Fund Shares and Treasury Obligations.

As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

Trust Administration

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the next succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The portfolio of the Trust is not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund (such as the Fund) typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. While the Trust will not be managed, the Trust Agreement provides that the Sponsor may (but need not) direct the Trustee to dispose of Fund Shares in the event that the Fund defaults in the payment of a distribution that has been declared, that any action or proceeding has been instituted restraining the payment of distributions or there exists any legal question or impediment affecting such Fund, that the Fund has breached a covenant which would affect the payments of distributions, or otherwise impair the sound investment character of the Fund, or that the price of the Fund Shares have declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor, the retention of the Fund Shares would be detrimental to the Trust. Treasury Obligations may be sold by the Trustee only pursuant to the liquidation of the Trust or to meet redemption requests. Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Fund Shares) are credited to the Capital Account for distribution to Unitholders or to meet redemptions.

As indicated under "Rights of Unitholders--Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold for such purposes, Treasury Obligations may only be sold if the Smaller Companies Fund and Treasury Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $11.00 per Unit. Treasury Obligations may not be sold by the Trustee to meet expenses of the Smaller Companies Fund and Treasury Trust.

Amendment or Termination. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided, however, that the Trust Agreement may not be amended to increase the number of Units (other than as provided in the Trust Agreement). The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

A Trust may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of the Smaller Companies Fund and Treasury Trust then outstanding, or by the Trustee if the net asset value of the Trust is less than $500,000 unless the net asset value of the Trust deposits has exceeded $15,000,000, then the Trust Agreement may be terminated if the net asset of the Trust is less than $3,000,000. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under " Summary of Essential Financial Information" in Part One.

Commencing on the Mandatory Termination Date, Fund Shares will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sales of the Fund Shares. Written notice of any termination specifying the time or times at which Unitholders may surrender their certificates for cancellation, if any are then issued and outstanding, shall be given by the Trustee to each Unitholder so holding a certificate at his or her address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days before the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders owning Units with a termination value at least equal to $500 to request an In Kind Distribution rather than payment in cash upon the termination of the related Trust. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of Fund Shares to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. Unitholders may also elect to have the pro rata portion of the proceeds received upon the maturity of the Treasury Obligations reinvested without a sales charge into Fund Shares. Unitholders not electing to reinvest the proceeds received from the Treasury Obligations will be paid their pro rata portion of the Treasury Obligations in cash. Unitholders owning Units with a termination value of less than $500 and those not requesting an In Kind Distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

Within 60 days of the final distribution Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.

Limitations on Liabilities. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or negligence (gross negligence in the case of the Sponsor, Evaluator and Supervisor) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor, Supervisor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser (MSAM" ), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $11.88 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.1 billion for 38 closed-end funds and $4.99 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

 If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the number of Units of the Trust held by, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders--Reports Provided" ).
The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Other Matters

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Kroll & Tract LLP has acted as counsel for the Trustee.

Independent Certified Public Accounts. The statement of condition and the related securities portfolio included in this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

    No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust or the Sponsor. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Table of Contents

Title                                    Page
The Trust                             2
Objectives and Securities Selection   2
Trust Portfolio                       3
Risk Factors                          6
Federal Taxation                      12
Trust Operating Expenses              14
Public Offering                       14
Rights of Unitholders                 15
Trust Administration                  17
Other Matters                         19

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

PROSPECTUS

Part Two

Van Kampen American Capital Equity Opportunity Trust, Series 14

Govett Smaller Companies Fund and Treasury Trust, Series 1

NOTE: This Prospectus May Be Used Only When Accompanied by Part One. Both Parts of this Prospectus should be retained for future reference.

Dated as of the date of the Prospectus Part One accompanying this Prospectus Part Two.

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL

One Parkview Plaza
Oakbrook Terrace, Illinois 60181

2800 Post Oak Boulevard
Houston, Texas 77056

Please retain this Prospectus for future reference.



                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants

                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Equity Opportunity Trust, Series 14, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of April, 1997.

                         Van Kampen American Capital Equity Opportunity
                            Trust, Series 14
                            (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                            (Depositor)


                         By: Sandra A. Waterworth
                             Vice President

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 24, 1997 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief            )
                        Executive Officer           )

William R. Molinari   President and Chief Operating )
                        Officer                     )

Ronald A. Nyberg      Executive Vice President and  )
                        General Counsel             )

William R. Rybak      Senior Vice President and     )
                        Chief Financial Officer     )

Sandra A. Waterworth                                ) (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (File No. 33-65744) and with the Registration Statement on Form S-6 of Insured Municipals Income Trust, 170th Insured Multi-Series (File No. 33-55891) and the same are hereby incorporated herein by this reference.